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                                 AMENDMENT NO. 1
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


            AMENDMENT dated as of May 7, 1997 to the Amended and Restated Credit Agreement dated as of April 4, 1997 (the "AMENDMENT AND RESTATEMENT") among Applied Materials, Inc. (the "COMPANY"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                              W I T N E S S E T H :

            WHEREAS, the parties hereto desire to amend the Amendment and Restatement to change the date of the Master Lease (as defined therein) from April 11, 1997 to April 30, 1997.

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Amendment and Restatement has the meaning assigned to such term in the Amendment and Restatement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Amendment and Restatement shall, after this Amendment becomes effective, refer to the Amendment and Restatement as amended hereby.

            SECTION 2. Definition of Lease Agreements. The definition of "Lease Agreements" in Section 3(d) of the Amendment and Restatement is amended by changing the date "April 11, 1997" to "April 30, 1997".

            SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 5. Effectiveness. This Amendment shall become effective on the date when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.



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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                  APPLIED MATERIALS, INC.

                                  By /s/ Gerald F. Taylor
                                     --------------------------------------
                                  Name: Gerald F. Taylor
                                  Title: Senior Vice President and Chief
                                         Financial Officer

                                  By /s/ Nancy H. Handel
                                     --------------------------------------
                                  Name: Nancy H. Handel
                                  Title: Vice President, Corporate Finance and
                                         Treasurer

                                  MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK

                                  By /s/ Kathryn Sayko-Yanes
                                     --------------------------------------
                                  Title: Vice President


                                  BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION

                                  By /s/ Kevin McMahon
                                     --------------------------------------
                                  Title: Managing Director

                                  UNION BANK OF CALIFORNIA, N.A.

                                  By /s/ Wanda Headrick
                                     --------------------------------------
                                  Title: Vice President

                                  ABN AMRO BANK N.V. SAN
                                    FRANCISCO INTERNATIONAL
                                    BRANCH

                                  By /s/ Robin S. Yim
                                     --------------------------------------
                                  Title: Group Vice President

                                  By /s/ Candace J. Hsu
                                     --------------------------------------
                                  Title: Corporate Banking Officer



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                                  BANQUE NATIONALE DE PARIS


                                  By /s/ Rafael C. Lumanlan
                                     --------------------------------------
                                  Title: Vice President

                                  By /s/ Charles Day
                                     --------------------------------------
                                  Title:  Assistant Vice President


                                  CITICORP USA, INC.

                                  By /s/ David L. Harris
                                     --------------------------------------
                                  Title: Vice President


                                  CREDIT SUISSE FIRST BOSTON

                                  By /s/ David J. Worthington
                                     --------------------------------------
                                  Title: Managing Director

                                  By /s/ Marilou Palenzuela
                                     --------------------------------------
                                  Title: Vice President


                                  DEUTSCHE BANK AG, NEW YORK
                                    AND/OR CAYMAN ISLANDS
                                    BRANCHES

                                  By /s/ Ralf Hoffmann
                                     --------------------------------------
                                  Title: Vice President

                                  By /s/ Andreas Neumeier
                                     --------------------------------------
                                  Title: Vice President


                                  MELLON BANK, N.A.

                                  By /s/ Edwin H. Wiest
                                     --------------------------------------
                                  Title: First Vice President



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